SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2008

EARTH SEARCH SCIENCES, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-19566	87-0437723
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

306 Stoner Loop Road, Lakeside, MT 59922
(Address of Principal Executive Offices)

(406) 751-5200
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K and other reports filed by Earth Search Sciences, Inc. (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Company believes that the expectations reflected in the forward looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

(c)           Appointment of Officers

Effective August 8, 2008, the Board of Directors of the Company appointed Charlie G. Bridge, Jr. as the Chief Financial Officer of the Company.

Mr. Bridge has an extensive financial background and experience as a Chief Financial Officer.  From 2000 to 2006, Mr. Bridge was the Chief Financial Officer of Boston Capital Ventures.  From 2003 to 2008 Mr. Bridge was the managing director and Chief Financial Officer for Brooke Private Equity Advisors.  Mr. Bridge graduated from the University of Maine in 1988 with a bachelor’s degree in business administration, with a concentration in finance. In 1992 he received his MBA, also with a concentration in finance from Northeastern University.

Mr. Bridge has been granted 375,000 shares of restricted common stock by the Company’s Board of Directors as a signing bonus, and will received a stock option the terms of which have yet to be determined.  The Company will provide an updated disclosure once the terms of the option are finalized.

There is no familial relationship among Mr. Bridge and any of the Company’s directors or officers.

During the last two years, there has been no transaction that the Company was or is a party to in which Mr. Bridge had or is to have a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2008

EARTH SEARCH SCIENCES, INC.

By:	/s/ Luis F. Lugo
Luis F. Lugo Chief Executive Officer